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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) - June 5, 2001


                               BOCA RESORTS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                    1-13173                    65-0676005
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(State or Other Jurisdiction        (Commission                (IRS Employer
       of Incorporation)            File Number)             Identification No.)


     501 EAST CAMINO REAL, BOCA RATON, FLORIDA                          33432
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      (Address of Principal Executive Offices)                        (Zip Code)


                                 (561) 447-5300
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               (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         On June 5, 2001, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired

     None.

(b)  Unaudited Pro forma Consolidated Financial Statements

     None.

(c)  Exhibits

     Description                                                     Exhibit No.
     -----------                                                     -----------

     Press release dated June 5, 2001                                   99.1



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BOCA RESORTS, INC.


Date:    June 7, 2001                 By: /s/ WILLIAM M. PIERCE
                                         -------------------------------
                                         William M. Pierce
                                         Senior Vice President, Treasurer and
                                         Chief Financial Officer

                                      By: /s/ STEVEN M. DAURIA
                                         ------------------------------
                                         Steven M. Dauria
                                         Vice President and Corporate Controller



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